AMENDMENT NO. 2
                               TO
         ARCO CHEMICAL COMPANY CAPITAL ACCUMULATION PLAN

                   __________________________


     Pursuant to resolutions adopted by Board of Directors on May
10,  1996,  the  ARCO Chemical Company Capital Accumulation  Plan
(the "Plan") is hereby amended effective as of August 5, 1996:

1. Subparagraph 1.21(a) of the Plan is amended to read as follows:

          "(a) All corporations which are members of a controlled
          group of corporations within the meaning of Section 1563(a) of the Code [determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code] and of which ARCO Chemical Company is then a member. For purposes of Paragraph
          1.13 and Subparagraphs 11.8(a), (b) and (c), Subsidiary
          or   Affiliate  shall  include  Lyondell  Petrochemical
          Company and its Subsidiaries or Affiliates; and"

2.   Paragraph 3.1 of the Plan is amended to read as follows:

          "3.1 Members' Elections

          Each Member who is an Employee may enter into a Salary Reduction Agreement with the Company providing for withholding of Elective Deferrals from each of the Member's regular paychecks at a rate of one percent to 19 percent of the Member's Earnings, in whole percentages. A Salary Reduction Agreement shall remain in effect until changed by the Member.

          A Member's election shall be made in the manner prescribed by the Administrator. A Member may change the Member's election with respect to the Member's rate of future contributions at any time by giving notice in such manner as is prescribed by the Administrator. Such changes shall be effective as of the payroll period beginning after the date of receipt of such notice by the Administrator.

          The Company may limit or reduce its Salary Reduction Agreement with any Member at any time, on a nondiscriminatory basis, to the extent necessary to ensure compliance with the limitations of Paragraph 3.3 or 3.4."

3. Subparagraph 3.2(a) of the Plan is amended to read as follows:

          "(a) To the extent that a Member has directed pursuant to Paragraph 6.2 that his or her Elective Deferrals be invested in an option other than ARCO Chemical Company Common Stock, such Elective Deferrals shall be paid to the Trustee in cash."

4.   Section 6 of the Plan is amended to read as follows:

                                   "SECTION 6
                        INVESTMENT OF MEMBERS' ACCOUNTS

     6.1  Members' Accounts

          The Administrator shall establish and maintain an Account in the name of each Member. Separate records shall be maintained with respect to the portion of a Member's Account attributable to Elective Deferrals under Section 3 and earnings thereon, transferred amounts under Section 14 and earnings thereon, and the portion of a Member's Account attributable to Company contributions under Section 4 and earnings thereon.

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     6.2  Investment of Elective Deferrals, Transferred  Amounts
          and Certain Company Contributions

          Upon receipt of a Member's Elective Deferrals, transferred amounts under Section 14 attributable to employee before-tax contributions and earnings thereon, and Company contributions pursuant to Subparagraph 6.3(b), the Trustee shall invest such amounts among the following investment alternatives, in the proportion indicated by the Member in his or her investment directions provided to the Administrator:

               (a)   In ARCO Chemical Company Common  Stock
               held under the ESOP Part of the Plan or, with respect to Members who have attained age 55, in the non-ESOP part of the Plan;

               (b)  In the Money Market Fund, consisting of
               specified types of fixed income investments such as deposits in interest-bearing bank accounts, certificates of deposit, corporate or governmental obligations maturing in not more than five years, financial futures contracts, deposits under a deposit administration or similar contract issued by an insurance company or in a commingled or common investment account or fund established and maintained by an investment advisor or a bank (which bank may be the Trustee) and the assets of which are invested primarily in debt obligations, or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine;

               (c)   In  the  Equity  Fund,  consisting  of
               specified equity investments such as common or capital stock of issuers (other than the Company, Subsidiaries or Affiliates, or Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates), bonds, debentures or preferred stocks convertible into common or capital stock of such issuers, financial futures contracts, interests in any commingled or common equity fund established and maintained by an investment advisor or a bank (which bank may be the Trustee), interests in any mutual fund or other similar types of equity investments and cash equivalent short-term investments maturing in less than one year, or in any combination thereof as ARCO
               Chemical   Company  or  a  delegate  thereof   may
               determine;

               (d)   In  the  Bond  Fund,  consisting   of
               specified types of fixed income investments, such as public obligations of the United States or foreign governments or their agencies, securitized financing or corporate bonds of issuers (other than the Company, Subsidiaries or Affiliates, or Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates), debentures, financial futures contracts, interests in any commingled or common fixed income fund established and maintained by an investment advisor or bank (which bank may be the Trustee), interests in any mutual fund or other similar types of fixed income investments and cash equivalent short-term investments, or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine;

               (e)    In  the  International  Equity  Fund
               consisting of specified investments in global issuers such as common or capital stock (other than common or capital stock of the Company, Subsidiaries or Affiliates, or Lyondell Petrochemical Company or any of its Subsidiaries or Affiliates), preferred stocks, securities convertible into common or capital stock of such issuers, financial futures contracts, currency futures or options, forward currency contracts, interests in any commingled or common equity fund established and maintained by an investment advisor or a bank (which bank may be the Trustee), interests in any mutual fund or other similar types of equity investments and cash equivalent investments, or similar investments or in any combination thereof as ARCO Chemical Company or a delegate thereof may determine; or

               (f) In the Balanced Fund consisting of units of the Equity Fund, the International Equity Fund and the Bond Fund. The weighing of the Balanced Fund shall be approximately 45 percent Equity Fund, 15 percent International Equity Fund and 40 percent Bond Fund.

          A Member's directions as to the initial investment
          of his or her Elective Deferrals and/or Company contributions shall be provided in such manner as is prescribed by the Administrator. Such directions shall remain in effect until new directions are provided to the Administrator by the Member. A Member may change the direction as to the initial investment of his or her Elective Deferrals and/or Company contributions at any time by providing notice in such manner as may be prescribed by the Administrator. Any change of investment directions shall be effective with respect to Elective Deferrals and/or Company contributions paid to the Trustee for pay periods beginning after the notice is received by the Administrator.

          6.3  Investment of Company Contributions

               (a)   Except  as  provided  in  Subparagraph
                     6.3(b), all contributions by the Company pursuant to Paragraph 4.1, and any amounts of interest attributable to the proceeds of an Acquisition Loan allocated to Members' Accounts pursuant to Paragraph 5.2 after the Acquisition Loan has been repaid in full, shall at all times be invested in ARCO Chemical Company Common Stock under the ESOP Part of the Plan. Contributions under Paragraph
                     4.1 made in cash shall be applied to purchase shares of ARCO Chemical Company Common Stock or to make payments on an Acquisition Loan within a reasonable time after being paid to the Trustee or after being allocated to Members' Accounts.

               (b)   A  Member who has attained age 55  may
                     invest   Company  contributions  in  any  of   the
                     investment options set forth in Paragraph 6.2.

          6.4  Funds Invested in the Money Market Fund

               (a)   There shall be invested in the Money Market Fund:

                     (i)  Amounts which a Member elects
                          to   have   so  invested  under  Subparagraph
                          6.2(b); and

                    (ii)  On an interim basis, amounts
                          being accumulated in a Member's Account for investment under Subparagraphs 6.2(a), (c),
                          (d), (e) and (f).

               (b)   Subject   to  the   requirement   of
                     Subparagraph 6.6(c), a Member may direct, once during each 15-calendar-day period, that funds invested in the Money Market Fund under Subparagraph 6.2(b) be invested in any of the other permitted alternatives; provided, that (i) only one direction whether made solely under this subparagraph, or in combination with a direction under Paragraph 6.6, may be made during a 15-calendar-day period, and (ii) a direction under this subparagraph may not be made earlier than seven days following (A) the date of receipt by the Administrator of a Member's application to make a withdrawal under Section 7, (B) the date a loan application is made under Section 13, or (C) the date a loan repayment is made under Subparagraph 13.8(c)(i).

               (c) Interest shall be allocated on a monthly basis to funds held for a Member in the Money Market Fund as of the last day of a calendar month. However, such allocation shall not be made with respect to funds resulting from a conversion to cash of ARCO Chemical Company Common Stock, Equity Fund, Bond Fund, International Equity Fund or Balanced Fund units which occurred in the calendar month in which allocation of interest is made.

          6.5  Funds  Invested in Atlantic Richfield Company  Common
               Stock

               (a)   All of the assets transferred  to  the
                     Company account of this Plan from the Company account of the Predecessor Plan were invested in Atlantic Richfield Company Common Stock, and certain of the assets transferred to this Plan from the Elective Deferral accounts of the Predecessor Plan were invested in Atlantic Richfield Company Common Stock. Subject to the exception described in Subparagraph 6.5(b) and the conversion rights described in Subparagraphs 6.5(c) and (d), such assets will continue to be invested in Atlantic Richfield Company Common Stock, with dividends and distributions attributable thereto being reinvested in such stock.

               (b)   Effective  December 31,  1988,  assets
                     under the Atlantic Richfield Employee Stock Ownership Plan (the ARCO "ESOP" or "PAYSOP") allocable to Employees of ARCO Chemical Company were transferred to this Plan where such assets will continue to be invested in Atlantic Richfield Company Common Stock with dividends and distributions attributable thereto being paid in cash to the Members.

               (c)   Subject   to  the   requirement   of
                     Subparagraph 6.5(e), once during each 15-calendar-day period a Member may direct that shares of Atlantic Richfield Company Common Stock attributable to Elective Deferrals be converted to cash and the proceeds thereof, less any applicable expenses of sale, be invested in one of the options described in Paragraph 6.2.

               (d)   Subject   to  the   requirement   of
                     Subparagraph 6.5(e), once during each 15-calendar-day period a Member may direct that shares of Atlantic Richfield Company Common Stock, other than shares referred to in Subparagraph 6.5(b), attributable to Atlantic Richfield Company contributions be converted to cash and the proceeds thereof, less any applicable expenses of sale, be invested in common stock of ARCO Chemical Company in the account held for the Member under Paragraph 6.3.

               (e)   Only one direction, whether made solely
                     under this paragraph or in combination with a direction under Paragraphs 6.4 and/or 6.6, may be made during a 15-calendar-day period.

          6.6  Sale and Reinvestment of Common Stock, Equity
               Fund Units, Bond Fund Units, International Equity Fund Units or Balanced Fund Units

               (a)   A Member may direct that shares of ARCO
                     Chemical Company Common Stock, other than shares purchased with Company contributions made after July 1, 1988 and shares referred to in Subparagraph 6.5(b), units of the Equity Fund,
                     Bond Fund, International Equity Fund and/or Balanced Fund held in the Member's Account (including shares and units transferred to the Plan from the Predecessor Plan) be converted to cash and the proceeds thereof, less any applicable expenses of sale, be invested in a different option described in Paragraph 6.2; provided, that
                     (i) only one direction, whether made solely under this subparagraph, or in combination with a direction under Paragraph 6.4, may be made during a 15-calendar-day period; (ii) a direction under this subparagraph may not be made earlier than seven calendar days following (A) the date of receipt by the Administrator of a Member's application to make a withdrawal under Section 7,
                     (B)  the  date  a loan application is  made  under
                     Section 13, or (C) the date a loan repayment is made under Subparagraph 13.8(c)(i); and (iii) a Member who has attained age 55 as of the date of the direction to convert may, subject to the restrictions described in this paragraph, direct that shares of Common Stock (including Common Stock of a Subsidiary or Affiliate or Lyondell Petrochemical Company attributable to contributions of such companies) held in the Member's Account which are attributable to Company contributions be sold and the proceeds reinvested in one or more of the other options described in Paragraph 6.2 or in ARCO Chemical Company Common Stock, dividends reinvested.

               (b)  The  conversion  of  shares  of  ARCO
                    Chemical Company Common Stock to shares of such stock held in the ESOP Part of the Plan described in Subparagraph 6.2(a), shall be accomplished by a recharacterization of the shares, pursuant to procedures established by the Administrator; provided, that only one direction, whether made solely under this subparagraph or in combination with a direction under Paragraph 6.4, may be made during a 15-calendar-day period.

               (c)  Proceeds of the conversion of shares of
                    ARCO Chemical Company Common Stock to cash may not be reinvested in ARCO Chemical Company Common Stock until 15-calendar days after the date of such conversion. Proceeds of the conversion of units of the Equity Fund, Bond Fund, International Equity Fund or Balanced Fund to cash may not be reinvested in the Equity Fund, Bond Fund, International Equity Fund or Balanced Fund, as the case may be, until 15 calendar days after the date of such conversion.

          6.7  Directives

               All elections and directions by Members concerning
               the investment of their Accounts shall be made in the manner prescribed by the Administrator, shall be irrevocable and shall become effective upon receipt by the Administrator.

          6.8  Purchases  and  Sales of  ARCO  Chemical  Company Common
               Stock

               Effective December 1, 1995, purchases and sales of Common Stock of ARCO Chemical Company shall be handled in accordance with the following rules and such additional procedures, consistent with such rules, which the Administrator may establish from time to time:

               (a)  Purchases and sales of Common Stock  of
                    ARCO Chemical Company pursuant to a Member's directive under Paragraph 6.4 or 6.6, or to accommodate a distribution or withdrawal pursuant to Section 7 or 8, shall be made in the open-market as follows:

                    (i)  Each Wednesday and Friday the
                         Administrator shall execute an open-market transaction, at a time determined at the discretion of the Administrator, covering all participant directives received by the Administrator by such time as determined by the Administrator, and communicated to Members, on the preceding Company business day, except that if a Wednesday or Friday is a Company holiday or a day on which trading on the New York Stock Exchange is closed, the transaction will occur on the next day (a Wednesday or Friday) on which the Plan executes a transaction in the open-market.

                   (ii)  If    an   unforeseeable
                         administrative difficulty prevents the execution of the open-market transaction otherwise scheduled for a Wednesday or Friday, such transaction will be executed on the first business day thereafter which does not fall within one of the two exceptions in Subparagraph 6.8(a)(i).

                  (iii)  The Administrator may, in
                         its  discretion, match the purchase and  sale
                         orders    scheduled   for   an    open-market
                         transaction and transact the net purchase  or
                         sale,   whichever  the  case  may  be.    The
                         Administrator   may  also  agree   with   the
                         Administrator of one or more other individual account plans (as described in Section 3(34) of ERISA, and which is maintained by the Company
                         or   its  Subsidiaries  or  Affiliates,   and
                         provides for the same purchases and sales pursuant to participant directives described in Paragraphs 6.4 and 6.6) to combine and match orders from all of the plans and execute a "net" transaction, as described above. The price per share allocated to each purchase or sale order shall be the price transacted for the "net" shares on the open-market transaction date otherwise scheduled for the orders under

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

                         Subparagraph 6.8(a)(i). The price transacted for a "net" transaction shall be the price obtained on the open-market in the case of a single transaction, and the weighted average of the prices obtained on the open-market in the case of multiple transactions.

                   (iv)  Brokerage   commissions,
                         transfer fees and other expenses actually incurred in any such sale or purchase shall be equitably allocated and added to the cost or subtracted from the proceeds of all purchases or sales, as the case may be, effected on a pricing day, whether pursuant to the netting process described in Subparagraph 6.8(a)(iii), or pursuant to actual separate transactions per Member order.

               (b)  Purchases  of  Common  Stock  of  ARCO
                    Chemical Company with Member's Elective Deferrals or Company contributions under Sections 3 and 4:

                    (i)  Purchases shall normally  be
                         made either in the open-market or from ARCO Chemical Company, at prices to the Plan not in excess of the fair market value of such ARCO Chemical Company Common Stock on the date of purchase thereof, as determined by the Trustee.

                   (ii)  Allocations  to   Members' Accounts will be
                         made in full and fractional shares.

                  (iii)  The Trustee may limit the
                         daily volume of purchases to the extent it believes such action to be in the best interests of the Members. When ARCO Chemical Company Common Stock is purchased, the cost charged to the Accounts of Members affected by such purchase shall be determined on an equitable basis in accordance with rules to be adopted by the Administrator and incorporating the following principles:

                         (A)  The cost charged to
                              each affected Member's Account shall be based on the average cost per share of all ARCO Chemical Company Common Stock purchased during whatever period may be established by the Administrator.

                         (B)  Brokerage commissions,  transfer  fees
                              and other expenses actually incurred in any such purchase shall be added to the cost of any such purchase.

               (c) A Member may direct the Administrator to use any available cash or funds held for the Member under Subparagraph 6.2(b) to exercise any options, rights or warrants issued with respect to ARCO Chemical Company Common Stock in the Member's Account. In the absence of such direction, or if there are no available funds, any such option, right or warrant having a market value shall be sold for the Member's Account.

     6.9  Voting of ARCO Chemical Company Common Stock

               (a)  The Trustee shall vote whole shares  of
                    ARCO Chemical Company Common Stock credited to each Member's Account in accordance with such Members' written instructions. Fractional shares of ARCO Chemical Company Common Stock shall be aggregated into whole shares of stock and voted by the Trustee, to the nearest whole vote, in the same proportion as shares are to be voted by the Trustee pursuant to Members' written instructions. In the absence of voting instructions by one or more Members, the Trustee shall vote uninstructed shares, to the nearest whole vote, in the same proportion as shares are to be voted by the Trustee pursuant to Members' written instructions. The Trustee shall vote unallocated shares, to the nearest whole vote, in the same proportion as allocated shares are to be voted by the Trustee pursuant to Members' written instructions.

               (b)  The Trustee shall exercise rights other
                    than voting rights attributable to whole shares of ARCO Chemical Company Common Stock credited to each Member's Account in accordance with such Members' written instructions. Rights attributable to fractional shares of ARCO Chemical Company Common Stock (which for this purpose shall be aggregated into whole shares of stock) shall be exercised by the Trustee in the same proportion as rights which are exercised by the Trustee pursuant to Members' written instructions. In the absence of instructions by one or more Members, the Trustee shall exercise uninstructed rights in the same proportion as rights which are to be exercised by the Trustee pursuant to Members' written instructions. The Trustee shall exercise rights attributable to unallocated shares in the same proportion as rights attributable to allocated shares which are to be exercised by the Trustee pursuant to Members' written instructions.

               (c)  The Trustee shall notify the Members of
                    each occasion for the exercise of voting rights and rights other than voting rights within a reasonable time before such rights are to be exercised. This notification shall include all the information that the Company distributes to shareholders regarding the exercise of such rights.

     6.10 Title of Investments

          All investments will be held in the name of the Trustee or its nominees.

     6.11 Allocation  of Trust Earnings and Valuation  of  Trust
          Investments

          (a)  Any  cash dividends declared  on  ARCO
               Chemical Company Common Stock held in a Member's Account under the ESOP Part of the Plan as of the record date for the dividend shall be paid in cash to the Member (or, in the event of death, to the Member's beneficiary) on, or as soon as possible following, the payment date for the dividend.

          (b)  Any  cash dividends declared  on  ARCO
               Chemical Company Common Stock held in a loan suspense account as of the record date for the dividend shall be used to make payments on the Acquisition Loan used to acquire the shares of stock held in such account.

          (c)  Except  as  provided in  Subparagraphs
               6.11(a) and (b), all dividends or other distributions attributable to shares of ARCO Chemical Company Common Stock shall be allocated to the Account of the Member whose Account is credited with such shares.

          (d)  On  the  last day of each  month,  all
               income attributable to the Money Market Fund shall be allocated to the Member's Account in the ratio that each Member's Money Market Fund Account balance bears to such account balance of all such Members. For the purpose of determining such allocation, the Money Market Fund shall be valued at fair market value.

     6.12 Purchase and Redemption of the Equity Fund, Bond Fund,
          International Equity Fund and Balanced Fund Units

          Effective   December  1,  1995,   purchase   and
          redemption of the Equity Fund, Bond Fund, International Equity Fund and Balanced Fund units shall be handled in accordance with the following rules and such additional procedures, consistent with such rules, as the Administrator may establish from time to time:

          (a)  Units  of the Equity Fund, Bond  Fund,
               International Equity Fund and Balanced Fund shall be purchased or redeemed, pursuant to Member directions under Paragraph 6.6, on each Wednesday and Friday, covering all Member directives received by the Administrator by such time as determined by the Administrator, and communicated to Members, on the preceding Company business day, except that if a Wednesday or Friday is a Company holiday or a day on which trading on the New York Stock Exchange is closed, the purchase or redemption will be executed on the next day (a Wednesday or Friday) on which the Plan executes a transaction under this Subparagraph 6.12(a).

          (b)  If  an  unforeseeable  administrative
               difficulty prevents the execution of a transaction under Subparagraph 6.12(a), otherwise scheduled on a Wednesday or Friday, such transaction will be executed on the first business day thereafter which does not fall within one of the two exceptions in Subparagraph 6.12(a).

          (c)  The   Administrator  may,   in   its
               discretion, combine the purchase and redemption orders scheduled for a Wednesday or Friday and
               transact   the   net  purchase  or  sale   orders,
               whichever the case may be. The Administrator may also agree with the Administrator of one or more individual account plans [as described in Section 3(34) of ERISA, and which is maintained by the Company or its Subsidiaries or Affiliates, and provides for the same purchase and redemption procedure described in Subparagraph 6.12(a)], to combine orders from all of the plans and execute a "net" transaction.

          (d)  When  units of the Equity  Fund,  Bond
               Fund, International Equity Fund and Balanced Fund are purchased or redeemed, the cost or net proceeds charged or credited to the Accounts of Members affected by such purchase or redemption shall be determined on an equitable basis in accordance with rules to be adopted by the Administrator, which are consistent with the rules described in this section, and incorporate the following principles:

               (i)  The net proceeds of any such
                    redemption  of  fund  units  in  a   Member's
                    Account  shall  be credited to such  Member's
                    Account.

              (ii)  The cost of any such purchase
                    of fund units for a Member's Account shall be charged to such Member's Account.

             (iii)  The net proceeds and cost
                    of fund units shall be based on the net asset value of such units determined on the valuation date next following the date the purchase or redemption order is received by the Administrator. The valuation date shall be determined by the Administrator and shall occur on at least a weekly basis. The net asset value of fund units will be calculated by dividing the difference between the value of the fund assets and fund liabilities by the number of units outstanding with respect to each fund.

              (iv)  Brokerage   commissions,
                    transfer fees and other expenses actually incurred in any such purchase or redemption shall be added to the cost or subtracted from the gross proceeds, of any such purchase or redemption, respectively.

          (e)  Income earned by the Equity Fund, Bond
               Fund and International Equity Fund shall automatically be reinvested in the Equity Fund, Bond Fund and International Equity Fund, as the case may be. Income, gains and losses shall be reflected in the net asset value of the units of the Equity Fund, Bond Fund and International Equity Fund.

     6.13 Voting of the Money Market Fund, Equity Fund, Bond Fund and International Equity Fund Investments

          The   Trustee,  in  accordance  with  the  Trust
          Agreement, shall exercise all voting and other rights associated with any investments held in the Money
          Market  Fund,  Equity Fund, Bond Fund and International
          Equity Fund.

     6.14 Investment Advisory Fees

          The investment advisory fees, if any, incurred for management of the Money Market Fund, Equity Fund, Bond
          Fund, International Equity Fund and Balanced Fund are charged to each respective fund.

     6.15 Member Protection

          No  shares of ARCO Chemical Company Common  Stock
          held by the ESOP Part of the Plan may be subject to a put, call or other option, or buy/sell or similar arrangement. The provisions of this Paragraph 6.15 shall continue to be applicable to the shares of ARCO Chemical Company Common Stock held by the ESOP Part of the Plan even if such part ceases to be an Employee Stock Ownership Plan under 4945(e)(7) of the Code.

     6.16 Confidentiality

          The Capital Accumulation Plan Administrative Committee shall be responsible for ensuring the adequacy of procedures established by the Administrator to safeguard the confidentiality of information relating to the purchasing, holding and selling of ARCO Chemical Company Common Stock and any voting, tender or similar rights relating to such stock."

9. Subparagraph 13.3(f) of the Plan is amended to read as follows:

          "(f) The value of Common Stock, the Equity Fund, the International Equity Fund, the Bond Fund and the Balanced Fund for purposes of Subparagraph 13.3(a), will be determined on the sale date, pursuant to Paragraph 6.8 or 6.12, immediately preceding the date the loan application is received by the Administrator."

10. Paragraph 13.4 of the Plan is amended to read as follows:

     "13.4   Frequency

             (a)  A Member may have such number of loans
                  outstanding at any time as shall be determined by the Administrator.

             (b)  A loan application may be submitted only
                  once during any 15-day period and a loan application may not be submitted earlier than seven days following receipt by the Administrator of a Member's application to make a purchase or sale under Paragraph 6.6 or a hardship withdrawal under Section 7.

             (c)  A loan application may not be submitted
                  earlier than 15 days following repayment of a previous loan under this Plan or the ARCO Chemical Company Savings Plans.

             (d)  Unless  determined  otherwise  by  the
                  Administrator, if the Member is also a member of the ARCO Chemical Company Savings Plan at the time of the application for the loan, the loan is permitted only if the Member has, at such time, an outstanding loan under the ARCO Chemical Company Savings Plan, or there are insufficient assets to fund the loan in such savings plan."

11. Subparagraph 13.7(b) of the Plan is amended to read as follows:

     "(b) The value of Common Stock, the Equity Fund, the International Equity Fund, the Bond Fund and the Balanced Fund sold to provide the loan proceeds shall be determined on the sale date, pursuant to Paragraph
           6.8 or 6.12, immediately following the date the loan application is received by the Administrator."

     Executed this 24th day of July, 1996.


ATTEST                                    ARCO CHEMICAL COMPANY


     /s/ JOHN G. CHOU                         /s/ FRANK W. WELSH
By:_______________________                By:________________________
                                                 FRANK W. WELSH
                                                 Vice President
                                                 Human Resources